Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
(MIAMI DIVISION)
www.flsb.uscourts.gov

In re:	Chapter 11
AMERICA CAPITAL CORPORATION,	Case No. 06-12645-BKC-AJC
Debtor.

NOTICE OF (I) APPROVAL OF DISCLOSURE STATEMENT; (II) HEARING TO
CONSIDER CONFIRMATION OF THE PLAN; (III) DEADLINE FOR FILING
OBJECTIONS TO CONFIRMATION OF THE PLAN; AND
(IV) NON-VOTING STATUS WITH RESPECT TO HOLDERS OF EQUITY
INTERESTS DEEMED TO HAVE REJECTED THE PLAN

TO: HOLDERS OF EQUITY INTERESTS OF AMERICA CAPITAL CORPORATION

PLEASE TAKE NOTICE OF THE FOLLOWING:

APPROVAL OF FIRST AMENDED DISCLOSURE STATEMENT

1. On December 9, 2008, the United States Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") approved the Debtor's First Amended Disclosure Statement (as it may be supplemented or amended, the “Disclosure Statement”) in support of the Debtor's First Amended Plan of Liquidation (as it may be supplemented or amended, the “Plan”) for use by America Capital Corporation, a Florida corporation (the “Debtor”), in soliciting acceptances or rejections of the Plan from holders of impaired claims who are (or may be) entitled to receive distributions under the Plan. A copy of the Order (I) Approving First Amended Disclosure Statement, (II) Setting Hearing on Confirmation of Plan, (III) Setting Hearing on Fee Applications, (IV) Setting Various Deadlines, and (V) Describing Plan Proponent’s Obligations (the "Disclosure Statement Approval Order") is included with this Notice.

CONFIRMATION HEARING

2. The Bankruptcy Court will conduct a hearing to consider confirmation of the Plan on January 28, 2009 at 3:00 p.m. (Eastern Prevailing Time) before the Honorable A. Jay Cristol, United States Bankruptcy Judge, at the United States Bankruptcy Court, Southern District of Florida, Miami Division, 51 S.W. First Avenue, Room 1410, Miami, Florida 33131 (the "Confirmation Hearing"). The Confirmation Hearing may be adjourned from time to time by the Court without further notice except for the announcement of the adjournment date made at the Confirmation Hearing or any adjourned Confirmation Hearing. Additionally, the Plan may be modified in accordance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure and other applicable law, without further notice, prior to or as a result of the Confirmation Hearing.

DEADLINE FOR FILING AND SERVING OBJECTIONS TO CONFIRMATION

3. The Court has directed that objections, if any, to confirmation of the Plan be (i) filed with the Clerk for the United States Bankruptcy Court for the Southern District of Florida, Claude D. Pepper Building, 51 S.W. 1st Avenue #1517, Miami, Florida 33130; and (ii) served upon counsel for the Debtor, Nicole Testa Mehdipour, Esquire, Bilzin Sumberg Baena Price & Axelrod, LLP, 200 South Biscayne Blvd., Suite 2500, Miami, FL 33131 (Facsimile (305) 351-2173) so that they are received on or before January 19, 2009.

COPIES OF THE PLAN AND DISCLOSURE STATEMENT

4. The Disclosure Statement and the Plan are on file with the Clerk of the Bankruptcy Court, and copies may be obtained by parties in interest free of charge from The Garden City Group, Inc., Attn: Balloting Agent for America Capital Corporation, 105 Maxess Road, Melville, New York 11747-3836, telephone (631) 470-5000 (Kimberly Gargan, Craig Johnson, or Jeffrey Stein), facsimile (631) 940-6554.

NO ENTITLEMENT TO VOTE ON THE PLAN

5. You are receiving this Notice because, under Article III1 of the Plan, your equity interest(s) in the Debtor are impaired and you are not receiving any distribution under the Plan on account of such interest(s). In accordance with Section 1126(g) of the Bankruptcy Code, you are deemed to reject the Plan and are not entitled to vote on the Plan. Accordingly, this Notice and the Disclosure Statement Approval Order are being provided for informational purposes only.

6. The Plan proposes to modify the rights of certain creditors and equity holders of the Debtor. A summary of the Plan is included with this Notice.

EXCULPATION AND INJUNCTION

7.The Plan contains the following exculpation and injunction provisions:

12.04 Exculpation. Subject to the occurrence of the Effective Date, neither the Debtor, SunTrust, the Liquidating Agent, the Claims Examiner, nor any of their respective members, officers, directors, agents, accountants, financial advisors, attorneys, employees, partners, and representatives (the "Exculpated Parties") shall have or incur any liability to any Holder of a Claim or Equity Interest for any act or omission in connection with, related to, or arising out of, the Case, the Plan, the pursuit of confirmation of the Plan, the consummation of the Plan or the administration of the Plan or the property to be

1 Capitalized terms used, but not defined herein, shall have the meanings ascribed to them in the Plan and/or Disclosure Statement, as applicable.

distributed under the Plan; provided, however, that the foregoing shall not (a) be used as a defense in connection with and shall not apply to any claims arising under a Senior Indebtedness Subordination Proceeding nor (b) operate as a waiver or release for (i) any express contractual obligation owing by any such Person, (ii) acts or omissions which constitute bad faith, willful misconduct, self dealing, breach of fiduciary duty or gross negligence, and (iii) with respect to Professionals, liability arising from claims of professional negligence which shall be governed by the standard of care otherwise applicable to professional negligence claims under applicable non-bankruptcy law, and, in all respects, the Exculpated Parties shall be entitled to rely upon the advice of counsel with respect to their duties and responsibilities under the Plan; provided further that nothing in the Plan shall, or shall be deemed to constitute a release of any Claims the Estate may have against the Exculpated Parties, arising out of conduct during the Case or with respect to, their respective obligations or covenants arising pursuant to the Plan; provided further that the foregoing shall not operate as a waiver or release of Claims by governmental entities arising under environmental or securities laws.

12.05 Injunction. The Confirmation Order will contain an injunction, effective on the Effective Date, permanently enjoining the commencement or prosecution by the Debtor and any other Person, whether derivatively or otherwise, of any Litigation Claim or causes of action exculpated (including by setoff or recoupment), released or discharged pursuant to the Plan against the Exculpated Parties.

Dated: Miami. Florida
December 18, 2008
BILZIN SUMBERG BAENA PRICE & AXELROD LLP
Attorneys for Debtor-in-Possession
200 S. Biscayne Boulevard, Suite 2500
Miami, Florida 33131-5340
Telephone: (305) 374-7580
Facsimile: (305) 351-2242

By:	/s/ Nicole Testa Mehdipour
Mindy A. Mora
Florida Bar No. 678910
Nicole Testa Mehdipour
Florida Bar No. 177271

OVERVIEW OF DISTRIBUTIONS UNDER THE PLAN

The following briefly summarizes the classification and treatment of Claims and Equity Interests under the Plan.

Allowed Administrative Claims: Administrative Claims are not classified under the Plan. Except to the extent that any entity entitled to payment of any Allowed Administrative Claim agrees to a different treatment, each holder of an Allowed Administrative Claim shall receive Cash in an amount equal to such Allowed Administrative Claim on the later of the Effective Date and the date such Administrative Claim becomes an Allowed Administrative Claim by Final Order, or as soon thereafter as is reasonably practicable.

Allowed Priority Tax Claims: Priority Tax Claims are not classified under the Plan. Except to the extent that a holder of an Allowed Priority Tax Claim under Section 507(a)(8) of the Bankruptcy Code has been paid by the Debtor prior to the Effective Date or agrees to a different treatment, each holder of an Allowed Priority Tax Claim shall receive Cash in an amount equal to such Allowed Priority Tax Claim on the later of the Effective Date and the date such Priority Tax Claim becomes an Allowed Priority Tax Claim, or as soon thereafter as is practicable.

Class	Type of Claim or Equity Interest	Estimated Amounts	Treatment	Estimated Recovery
Class 1	Allowed Other Priority Claims	$0.00[2]	Unimpaired. Each holder of an Allowed Other Priority Claim shall receive, in full satisfaction, release and exchange for such Claim, Cash in an amount equal to the amount of such Allowed Other Priority Claim on the later of the Effective Date and the date such Other Priority Claim becomes an Allowed Other Priority Claim, or as soon thereafter as is reasonably practicable.	N/A

2 The Debtor is unaware of any claims which would comprise this Class and, therefore, estimates the amount at $0.00.

Class	Type of Claim or Equity Interest	Estimated Amounts	Treatment	Estimated Recovery
Class 2	Allowed Secured Claim of SunTrust and the AMCAP Noteholders	$0[3]
Impaired. On the later of the Effective Date and the date such claim becomes an Allowed Secured Claim, and in full and complete satisfaction of any Allowed Secured Claim held by SunTrust with regard to the AMCAP Notes, SunTrust shall receive the Net TFC Distribution and the Net Proceeds of any Litigation Claims, other than Avoidance Actions (after the Liquidating Agent first funds the Senior Indebtedness Distribution, to the extent applicable). SunTrust will distribute such amounts in accordance with the terms and provisions of the Indenture, including without limitation payment first of the fees, costs, expenses and liabilities of SunTrust, and then to the AMCAP Noteholders, pro rata.

unknown; depends upon the determination as to whether this class constitutes an Allowed Secured Claim, the amount distributed by TFC, recoveries from any Litigation Claims (other than Avoidance Actions), and the amount of the Senior Indebtedness Distribution.

Deficiency Claim. To the extent it may exist, any Deficiency Claim SunTrust may have with regard to the AMCAP Notes Claim shall be treated as a Class 4 Allowed Unsecured Claim, but will not share in the Unsecured Carve-Out. Notwithstanding the foregoing, if SunTrust has

3 Pursuant to the Plan, the Liquidating Agent is taking over the Adversary Proceeding commenced by the Debtor objecting to the assertion that SunTrust has an Allowed Secured Claim or will otherwise seek adjudication of this issue. If the Court overrules the objection, SunTrust has asserted a secured claim of $131,960,586.65 plus interest in the amount of $95,626,233,34. The face value of ACC subordinated debt giving rise to such claim is $78,500,000.

Class	Type of Claim or Equity Interest	Estimated Amounts	Treatment	Estimated Recovery
			an Allowed Unsecured Claim and does not have an Allowed Secured Claim, then it shall be treated as the holder of a Class 4 Allowed Unsecured Claim, and there will be no Unsecured Carve-Out in such circumstances.

			AMCAP shall be responsible for the cost of balloting the AMCAP Noteholders with regard to the Plan.

			None of the Debtor, TFC, the Claims Examiner or the Liquidating Agent shall have any liability to any AMCAP Noteholder except as those parties are obligated to act under the terms of the Plan as confirmed by the Court.

			To the extent that SunTrust does not have a Class 2 Allowed Secured Claim, any Allowed Unsecured Claim which SunTrust is determined to have, will be classified as a Class 4 Allowed Unsecured Claim.

Class 3	Allowed Unsecured Claims for Senior Indebtedness	$1,230,586.14	Unimpaired. If the Court determines by Final Order that the Class 2 or Class 4 AMCAP Notes Claim is subordinate to the Allowed Unsecured Claims for Senior Indebtedness, if any, then on the date such Order becomes a Final Order each Holder of an Allowed Class 3 Claim shall be entitled to receive its allocated share of the Senior Indebtedness Reserve in full satisfaction of its Allowed Claim. Otherwise, such Claims shall be treated as Class 4 Claims.[4]	100%

Class	Type of Claim or Equity Interest	Estimated Amounts	Treatment	Estimated Recovery
Class 4	Class 4 Allowed Unsecured Claims	$354,365.51 to $132,314,952.26 [5]	Impaired. On the later of the Effective Date and the date the claim becomes an Allowed Class 4 Claim, each Holder of an Allowed Class 4 Claim shall be entitled to receive such Holder’s Pro Rata Share of (i) the Net TFC Distribution following full and complete satisfaction of Allowed Administrative Claims, Allowed Priority Tax Claims, and Allowed Class 1 and 2 Claims (and in the case of SunTrust only, the net amount after deducting the Senior Indebtedness Distribution from the Pro Rata Share of the Net TFC Distribution which SunTrust would otherwise be entitled to receive); (ii) to the extent SunTrust does not have an Allowed Secured Claim, the Net Proceeds of any Litigation Claims; and (iii) to the extent that SunTrust does have an Allowed Secured Claim, the Unsecured Carve-Out;	unknown; depends upon the amount distributed by TFC and recoveries from any Litigation Claims.

4 If and to the extent that any holders of alleged Senior Indebtedness timely commence a Senior Indebtedness Subordination Proceeding within 15 days of the Effective Date, the Court will determine whether the Class 2 or Class 4 AMCAP Notes Claim is subordinate to any such Allowed Class 3 Claims.

5 The estimated amount of this Class depends upon whether SunTrust has a Class 2 Allowed Secured Claim or a Class 4 Allowed Unsecured Claim. Additionally, the Plan assumes that any obligations of AMCAP that are joint with TFC will be paid by TFC, except for joint obligations where ACC is the primary obligor.

Class	Type of Claim or Equity Interest	Estimated Amounts	Treatment	Estimated Recovery
			provided, however that the SunTrust Deficiency Claim will not receive a distribution from the Unsecured Carve-Out.

Class 5	Allowed Equity Interests	2,092,997 preferred shares and 23,996,985 common shares outstanding shares	Impaired. The holders of Allowed Equity Interests shall not retain or receive any property or Distribution under the Plan and all Equity Interests shall be cancelled and extinguished as of the Effective Date.	0%

ORDERED in the Southern District of Florida on December 09, 2008.

A. Jay Cristol, Judge
United States Bankruptcy Court

IN THE UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF FLORIDA
(MIAMI DIVISION)
www.flsb.uscourts.gov

In re:	Chapter 11
AMERICA CAPITAL CORPORATION,	Case No. 06-12645-BKC-AJC
Debtor.

ORDER (I) APPROVING FIRST AMENDED DISCLOSURE STATEMENT;
(II) SETTING HEARING ON CONFIRMATION OF PLAN;
(III) SETTING HEARING ON FEE APPLICATIONS;
(IV) SETTING VARIOUS DEADLINES; AND
(V) DESCRIBING PLAN PROPONENT’S OBLIGATIONS

CONFIRMATION HEARING AND HEARING ON FEE APPLICATIONS:

January 28, 2009 at 3:00 p.m. (Eastern Prevailing Time)

LOCATION:

United States Bankruptcy Court
51 N.W. 1st Avenue, Room 1410
Miami, FL 33131

PLAN PROPONENT’S DEADLINE FOR SERVING THIS ORDER,
DISCLOSURE STATEMENT, PLAN, AND BALLOT:

December 15, 2008

DEADLINE FOR FEE APPLICATIONS:

January 8, 2009

PLAN PROPONENT’S DEADLINE FOR SERVING NOTICE OF FEE APPLICATIONS:

January 13, 2009

DEADLINE FOR OBJECTIONS TO CONFIRMATION:

January 19, 2009

DEADLINE FOR FILING BALLOTS ACCEPTING OR REJECTING PLAN:

January 21, 2009 at 5:00 p.m. (Eastern Prevailing Time)

PLAN PROPONENT’S DEADLINE FOR FILING PROPONENT’S
REPORT AND CONFIRMATION AFFIDAVIT:

January 23, 2009

The Court conducted a hearing on December 3, 2008 at 3:00 p.m. to consider approval of the First Amended Disclosure Statement (the “Disclosure Statement”) filed in support of the First Amended Plan of Liquidation (the “Plan”) by America Capital Corporation (the “Debtor” or “Plan Proponent”). Having considered FBK Associates’ Objection to First Amended Disclosure Statement for Debtor’s First Amended Plan of Liquidation [C.P. #231] and the Limited Objection of SunTrust Bank, As Indenture Trustee, to First Amended Disclosure Statement for Debtor’s First Amended Plan of Liquidation [C. P. #232], the Court finds that the Disclosure Statement (as amended, to resolve the SunTrust Objection) contains “adequate information” regarding the Plan in accordance with 11 U.S.C. § 1125(a). Therefore, pursuant to 11 U.S.C. § 1125(a) and Bankruptcy Rule 3017(b), the Disclosure Statement is Approved.

1. HEARING TO CONSIDER CONFIRMATION OF PLAN The Court has set a hearing to consider confirmation of the Plan for the date and time indicated above as “CONFIRMATION HEARING.” The Confirmation Hearing may be continued to a future date by notice given in open Court at the Confirmation Hearing.

2. DE ADLINE FOR FILING AND HEARING ON FEE APPLICATIONS The last day for filing and serving fee applications is indicated above as “DEADLINE FOR FEE APPLICATIONS.” All prospective applicants for compensation, including attorneys, accountants and other professionals, shall file applications which include actual time and costs, plus an estimate of additional time and costs to be incurred through confirmation. At or prior to confirmation, applicants must file a supplement with documentation supporting the estimated time and costs. Fee applications shall be timely filed with the Court and served (with all exhibits, including documentation of estimated time) upon (i) counsel for the Debtor, Nicole Testa Mehdipour, Esquire, Bilzin Sumberg Baena Price & Axelrod, LLP, 200 South Biscayne Blvd., Suite 2500, Miami, FL 33131 (Facsimile (305) 351-2173); and (ii) the U.S. Trustee.

Fee applications will be set for hearing together with the Confirmation Hearing. The Plan Proponent shall serve notice of all fee applications pursuant to Paragraph 6 below. The Plan Proponent shall file a certificate of service as required under Local Rule 2002-1(F).

3. DEADLINE FOR OBJECTIONS TO CONFIRMATION The last day for filing and serving objections to confirmation of the Plan is indicated above as “DEADLINE FOR OBJECTIONS TO CONFIRMATION.” Objections to confirmation shall be filed with the Court and served upon (i) counsel for the Debtor, Nicole Testa Mehdipour, Esquire, Bilzin Sumberg Baena Price & Axelrod, LLP, 200 South Biscayne Blvd., Suite 2500, Miami, FL 33131 (Facsimile (305) 351-2173); and (ii) the U.S. Trustee

4. DEADLINE FOR FILING OR SUBMITTING BALLOTS ACCEPTING OR REJECTING PLAN

The last day for filing or submitting a ballot accepting or rejecting the Plan is indicated above as “DEADLINE FOR FILING BALLOTS ACCEPTING OR REJECTING PLAN.” All parties entitled to vote should receive a ballot from the Plan Proponent (with respect to Class 4 general unsecured creditors), or the Ballot Agent, The Garden City Group, Inc.(with respect to Class 2 AMCAP Noteholders), as applicable, by mail pursuant to Paragraph 6(A) of this Order. If you receive a ballot but your entire claim has been objected to, you will not have the right to vote until the objection is resolved, unless you request an Order under Bankruptcy Rule 3018(a) temporarily allowing your claim for voting purposes.

A.Voting on the Plan by a holder of a Claim (excluding AMCAP Noteholders)

If you are entitled to vote to accept or reject the Plan, in Class 4, a Ballot will be enclosed with this Order for the purpose of voting on the Plan. If you hold Claims in more than one Class and you are entitled to vote Claims in more than one Class, you may receive separate Ballots which must be used for each separate Class of Claims. Unless you are an AMCAP Noteholder, please vote and return your Ballot(s) to:

IF BY MAIL OR
HAND- OR OVERNIGHT-DELIVERY:

Office of the Clerk of the Court
United States Bankruptcy Court
51 S.W. First Avenue, Room 1517
Miami, Florida 33131

B.Voting on the Plan by the AMCAP Noteholders

The AMCAP Noteholders have the right to vote on the Plan in Class 2 with regard to the AMCAP Noteholder Claim. AMCAP Noteholders who are Beneficial Owners of the AMCAP Notes as of the Noteholder Record Date (i.e., December 8, 2008) are entitled to vote in Class 2 to accept or reject the Plan, and all such AMCAP Noteholders should receive the complete AMCAP Noteholder Voting Materials from the Ballot Agent. As part of the AMCAP Noteholder Voting Materials, each AMCAP Noteholder should receive a Noteholder Ballot. Each AMCAP Noteholder should complete the enclosed Noteholder Ballot, including your vote with respect to the Plan, and return it pursuant to, and by the deadline provided in, the instructions contained in the Noteholder Ballot.

5. DEADLINE FOR OBJECTIONS TO CLAIMS Pursuant to Local Rule 3007-1(B), the last day for filing and serving objections to claims is indicated above as “DEADLINE FOR OBJECTIONS TO CLAIMS.” All objections to claims must be filed before this date unless the deadline is extended by further Order.

6.  PLAN PROPONENT’S OBLIGATIONS (A) On or before the date indicated above as “PLAN PROPONENT’SDEADLINE FOR SERVING THIS ORDER, DISCLOSURE STATEMENT, PLAN, AND BALLOT,” the Plan Proponent (with respect to Class 4) and the Ballot Agent (with respect to Class 2) shall serve a copy of this Order, the approved Disclosure Statement (as amended), and the Plan on all creditors and all other parties in interest, as required by the Bankruptcy Rules (including those entities as described in Bankruptcy Rule 3017(f)) and the Local Rules, including those listed on a “Master Service List” required to be filed pursuant to Local Rule 2002-1(K). At the time of serving this Order, the Local Form “Ballot,” customized as required by Local Rule 3018-1 shall be served on all Class 4 creditors entitled to vote on the Plan, and a form of Noteholder Ballot to be agreed upon by the Debtor and SunTrust shall be served upon all Class 2 AMCAP Noteholders.

(B) On or before the date indicated above as “PLAN PROPONENT’S DEADLINE FOR SERVING NOTICE OF FEE APPLICATIONS,” the Plan Proponent shall serve a notice of hearing of all fee applications, identifying each applicant and the amounts requested. The notice shall be served on all creditors and all other parties in interest as required by the Bankruptcy and Local Rules, including those listed on a “Master Service List” required to be filed pursuant to Local Rule 2002-1(K).

(C) On or before 5:00 p.m. (Eastern Prevailing Time) on the date indicated above as “PLAN PROPONENT’S DEADLINE FOR FILING PLAN PROPONENT’S REPORT AND CONFIRMATION AFFIDAVIT,” the Plan Proponent shall file with the Court and deliver a copy to the U.S. Trustee the Local Form “Certificate of Proponent of Plan on Acceptance of Plan, Report on Amount to be Deposited, Certificate of Amount Deposited and Payment of Fees,” a certification from the Ballot Agent as to distribution of the AMCAP Noteholder Voting Materials to the AMCAP Noteholders and tabulation of the Noteholder Ballots received in respect of the AMCAP Notes (such certification to be in a form to be satisfactory to SunTrust), and the Local Form “Confirmation Affidavit.” The Confirmation Affidavit shall set forth the facts upon which the Plan Proponent relies to establish that each of the requirements of 11 U.S.C. § 1129 are satisfied. The Confirmation Affidavit should be prepared so that by reading it, the Court can easily understand the significant terms of the Plan and other material facts relating to confirmation of the Plan. The individual executing the Confirmation Affidavit shall be present at the Confirmation Hearing.

If the Plan Proponent does not timely comply with any of the requirements of this Order, the Court may impose sanctions at the confirmation hearing without further notice including dismissal, conversion of the case to chapter 7, or the striking of the Plan, the Court will also consider dismissal or conversion at the confirmation hearing at the request of any party or on the Court’s own motion.

###

Submitted by:
Nicole Testa Mehdipour, Esq.
Bilzin Sumberg Baena Price & Axelrod, LLP
200 S. Biscayne Blvd., Suite 2500
Miami, FL 33131

Copies furnished to:
Nicole Testa Mehdipour, Esq., who shall serve a copy of this Order on all interested parties and file a certificate of service